Exhibit 10.1

See English Translation, Exhibit 10.2 to this current report

See English Translation, Exhibit 10.2 to this current report

See English Translation, Exhibit 10.2 to this current report

مجليس دأيره كوالا سلاڠور
MAJLIS DAERAH KUALA SELANGOR
45000 KUALA SELANGOR, SELANGOR DARUL EHSAN
Tel : 03-3289 1439 / 3289 1549 / 3289 2340 Fax : 03-3289 1101 / 03-3289 3386
E-mail: ydp@mdks.gov.my
Portal: http://www.mdks.gov.my

selangorku

Ruj. Kami : Bil. (24)dlm.MDKS 301/18/1/2013/12 Jld 2
Tarikh : 24 Feb, 2016
15 J. Awal 1437H

TETUAN ASNATECH CONSULT
32-1, Jalan Tanjung SD 13/1,
Bandar Sri Damansara,
52200 Kuala Lumpur,
Selangor Darul Ehsan.

Tuan,

PERMOHONAN KEBENARAN MERANCANG BAGI CADANGAN PINDAAN KE ATAS PELAN SUSUNATUR LULUS BIL(95)DLM.MDKS 301/18/1/2013/12 UNTUK PEMBANGUNAN PERUMAHAN DAN PERNIAGAAN MELALUI PENYERAHAN BALIK DAN PEMBERIMILIKAN SEMULA DI BAWAH SEKSYEN 204D (KTN) DI ATAS PT 9135, MUKIM IJOK, DAERAH KUALA SELANGOR, SELANGOR DARUL EHSAN UNTUK TETUAN IMPIANA MAKSIMA SDN. BHD.

Dengan hormatnya saya merujuk kepada perkara di atas dan surat tuan bertarikh 05 Februari, 2016 yang diterima pada 05 Februari, 2016

2. Untuk makluman tuan, Mesyuarat Jawatankuasa Pusat Setempat Bil. 16/2015 yang bersidang pada 22 Disember, 2015 telah meluluskan permohonan kebenaran merancang tuan berdasarkan pelan pemohon No. Pelan AT/KM/KS/PGCG/LAYOUT44-PINDAANIMPIANA.

3. Bersama ini disertakan keputusan Kebenaran Merancang dan lima (5) salinan pelan lulus Bil. **MDKS / JPP / PS / 21B / 2015** untuk tindakan pihak tuan selanjutnya. Sehubungan dengan itu, tuan dikehendaki mengemukakan perkara-perkara berikut untuk tindakan selanjutnya:

3.1 Mengemukakan 20 salinan pelan pra-hitungan (1 linen) dan 2 disket / cd pelan lulus dan pelan pra-hitungan yang mematuhi format seperti berikut:-

I) Unjuran – "Cassini Projection"
II) Unit Skil 1 : 10,000 / 5,000
III) Format dwg
IV) Mengandungi titik koordinat

3.2 Mengemukakan surat perakuan bahawa tuan tanah/pemaju akan mematuhi semua syarat kelulusan yang ditetapkan oleh Majlis semasa mengemukakan pelan-pelan pra-hitungan untuk perakuan jabatan ini.

4. Sekiranya pihak pemaju/pemohon tidak berpuashati (terkilan) dengan keputusan atau syarat-syarat keputusan, rayuan boleh dibuat kepada **Lembaga Rayuan Negeri Selangor, Jabatan Perancangan Bandar dan Desa Negeri Selangor** mengikut peruntukan Subseksyen 23(1a) dan (b), Akta Perancangan Bandar dan Desa 1976, (Akta 172) dalam tempoh 30 hari daripada keputusan disampaikan.

Sekian, dimaklumkan.

" BERKHIDMAT UNTUK NEGARA "

Saya yang menjalankan tugas,

(HAJAH NORAINI BINTI ROSLAN, *S.I.S., P.P.T.*)
Yang Dipertua,
Majlis Daerah Kuala Selangor

s.k.:

1. Jabatan Perancangan Bandar dan Desa Negeri Selangor	sesalinan surat, pelan susunatur dan cd disertakan
2. Jabatan Pengairan dan Saliran Daerah K.Sel 3. Jabatan Kerja Raya K.Sel 4. Lembaga Perumahan Dan Hartanah Selangor 5. Jabatan Alam Sekitar Negeri Selangor 6. Pentadbir Tanah Daerah Kuala Selangor 7. Indah Water Konsortium Sdn. Bhd 8. Syarikat Bekalan Air Selangor Sdn. Bhd. 9. Jabatan Penilaian dan Perkhidmatan Harta Klang, (NAPIC) 10. Jbt. Pembangunan & Penyelenggaraan, MDKS 11. Jabatan Kawalan Bangunan, MDKS 12. Jabatan Penilaian & Pengurusan Harta, MDKS 13. Urusetia Pusat Setempat (OSC) MDKS 14. Tetuan Impiana Maksima Sdn. Bhd.	Sesalinan surat dan pelan kelulusan di sertakan.

[illegible]

مجليس دأيره كوالا سلاڠور

MAJLIS DAERAH KUALA SELANGOR

45000 KUALA SELANGOR, SELANGOR DARUL EHSAN

Tel : 03-3289 1439 / 3289 1549 / 3289 2340 Fax : 03-3289 1101 / 03-3289 3386

E-mail: ydp@mdks.gov.my

Portal: http://www.mdks.gov.my

selangorku

No. Rujukan : MDKS 301/18/1/2013/12 Jld 2

JADUAL PERTAMA

KAEDAH-KAEDAH PENGAWALAN PERANCANGAN (AM) 2001

BORANG C (1)

KEBENARAN MERANCANG

[Subkaedah 9 (1)]

Subseksyen 22(3) Akta Perancangan Bandar dan Desa 1976

Dengan kuasa yang diberi di bawah Seksyen 5(1) Akta Perancangan Bandar dan Desa 1976, (Akta 172) dan setelah memberi pertimbangan kepada perkara-perkara di bawah Seksyen 21 Akta 172, Majlis Daerah Kuala Selangor, menurut Seksyen 22 (3) Akta Perancangan Bandar dan Desa, 1976, memberi Kebenaran Merancang kepada :

TETUAN IMPIANA MAKSIMA SDN. BHD.

Beralamat di **No. 11-1, Jalan 26/70A, Desa Sri Hartamas, 50480 Kuala Lumpur** bagi tujuan **Cadangan Pembangunan Bercampur (Kediaman dan Perniagaan)** seperti ditunjukkan dalam pelan lulus Bil. **MDKS / JPP / PS / 21B / 2015** bagi **PT 9135, Mukim Ijok, Daerah Kuala Selangor, Selangor Darul Ehsan.**

Kebenaran Merancang adalah dengan ini diberi dari tarikh 24 FEBRUARI 2016.

Pemberian Kebenaran Merancang ini adalah tertakluk kepada syarat-syarat seperti di lampiran.

Tarikh: 24 Feb, 2016

....

(HAJAH NORAINI BINTI ROSLAN, *S.I.S., P.P.T.*)

Yang Dipertua,

Majlis Daerah Kuala Selangor

Nota: 1. *Mengikut peruntukan subseksyen 23(1)(e), tuan berhak membuat rayuan di atas keputusan yang dibuat oleh Pihak Berkuasa Perancang Tempatan dalam tempoh satu bulan dari tarikh keputusan ini disampaikan.*

2. *Rayuan hendaklah dialamatkan kepada Pendaftar, Lembaga Rayuan Selangor.*